[logo] M F S(R)                                             SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                       DECEMBER 31, 2001

[graphic omitted]

                             MFS(R) INSTITUTIONAL
                             LARGE CAP VALUE FUND

MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE               NO BANK GUARANTEE
      NOT A DEPOSIT         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Lisa B. Nurme+                                           business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch- tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com

+ MFS Investment Management

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2001, the fund provided a total return of -2.58%, including the reinvestment of any dividend and capital gains distributions. During the same period, the fund's returns compare to a -5.39% return for the fund's benchmark, the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The fund's return also compares to the average large-cap value fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, which returned -4.69% during the same period.

This last six months of the period has seen a number of unpleasant economic and financial milestones. Among them were a recession -- the first in a decade; a downturn in profits -- the steepest since the 1930s; and a major corporate bankruptcy - the largest in U.S. history. During the period the markets adjusted to those events and dealt with the effects associated with the September 11 attacks.

While this difficult investment environment resulted in two consecutive years of negative returns for U.S. equities, during the first three months of the period, the market's dynamics continued to shift away from growth to value stocks, creating a more favorable backdrop for the fund's consistent value- oriented investment approach. With the exception of the fourth quarter of 2001, where we witnessed a sharp rebound in growth stocks, the last six months of the period were marked by the ongoing turnaround in market sentiment. Investors soured on previously favored technology, telecommunications, and media stocks that had reached lofty valuations and fled to more-defensive, value-oriented investments.

While the fund posted negative results during the period, we outperformed our Lipper category average and the Russell 1000 Value Index due to strong stock selection across a broad range of industries. Our consistent minimal exposure to technology stocks also contributed favorably to performance during the first three months of the period. Despite some weakness in the energy, utilities, and health care sectors throughout the period, our stock selection in these traditionally defensive areas provided a boost to performance versus the benchmark. In the last three months of the period, oil services companies such as Apache Corporation and Schlumberger performed well. Utility holdings, such as National Fuel Gas and NSTAR, also provided stable results. In the health care sector, pharmaceuticals company Abbott Labs contributed to performance, as did medical equipment manufacturer Guidant Corporation. Consumer staples stocks, such as Archer-Daniels, Procter & Gamble, and Gillette, also help performance.

While the fund benefited from favorable stock selection in oil services, natural gas, and electric utilities, we were also hurt by our large exposure in these areas. Energy and utilities stocks came under pressure during most of the period due to weaker-than-expected demand for energy and uncertainty surrounding commodity prices for oil and natural gas. Other detractors included mixed performance from our holdings in the financial services and health care sectors.

In this uncertain environment, we try to outperform our benchmarks with lower volatility. Over time, we believe we can achieve this objective by maintaining a consistent focus on inexpensive stocks of high-quality companies with solid or improving balance sheets and cash flows. Through our independent research, we also strive to find companies with management teams that we believe are taking the right steps to improve the value of the company. Most importantly, however, we adhere to a very disciplined approach toward managing risks in the portfolio. This process involves analyzing risks at the company and sector levels, by analyzing industry trends, and maintaining a diversified portfolio.

As far as the economy is concerned, the outlook is a bit cloudy right now. Until evidence of a recovery in corporate earnings becomes more compelling, we're likely to maintain our defensive investment strategy. While we think the recession could last several more months, barring any unforeseen crisis, we anticipate a recovery in the second half of the year. That said, we began to concentrate on companies that are likely to benefit once the economy begins to turn around. Accordingly, we think our largest holdings exemplify our conservative approach to stockpicking, our emphasis on high-quality companies with improving business fundamentals, and our confidence in the long-term health of the U.S. economy.

    Respectfully,
/s/ Lisa B. Nurme

    Lisa B. Nurme
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Lisa B. Nurme is Senior Vice President and Director of Value Portfolio Management of MFS Investment Management(R) (MFS(R)). She oversees and provides strategic direction to the group of portfolio managers of our value or conservative equity products. Lisa also manages the equity income portfolios of our mutual fund and variable annuity products and is a member of the portfolio management team of our total return products.

She joined MFS in 1987 as a research analyst and was named portfolio manager in 1995, Senior Vice President in 1998, Director of Conservative Equity Portfolio Management in 1999, and Director of Value Portfolio Management in 2001.

Prior to joining MFS, she was employed at Goldman Sachs. Lisa is a graduate of the University of North Carolina, where she was elected to Phi Beta Kappa.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more complete information, including charges and expenses, for any of the MFS products can be obtained from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: May 1, 2001

Size: $63.5 million net assets as of December 31, 2001

PERFORMANCE SUMMARY

Because the fund is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

                                                 6 Months                Life*
------------------------------------------------------------------------------
Cumulative Total Return                            -2.58%               -3.45%
------------------------------------------------------------------------------
* For the period from the commencement of the fund's May 1, 2001, through December 31, 2001.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of the MFS Institutional Large Cap Value Fund, which was held on November 1, 2001, the following actions were taken:

ITEM 1. Trustees of the Fund were elected as follows.

                                                         NUMBER OF SHARES
                                                    --------------------------
NOMINEE                                                               WITHHOLD
                                                          FOR        AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                 300,000.000          0.00
John W. Ballen                                    300,000.000          0.00
Lawrence H. Cohn                                  300,000.000          0.00
J. David Gibbons                                  300,000.000          0.00
William R. Gutow                                  300,000.000          0.00
J. Atwood Ives                                    300,000.000          0.00
Abby M. O'Neill                                   300,000.000          0.00
Lawrence T. Perera                                300,000.000          0.00
William J. Poorvu                                 300,000.000          0.00
Arnold D. Scott                                   300,000.000          0.00
J. Dale Sherratt                                  300,000.000          0.00
Elaine R. Smith                                   300,000.000          0.00
Ward Smith                                        300,000.000          0.00

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                    300,000.000
Against                                                       0.00
Abstain                                                       0.00
Broker Non-votes                                              0.00

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                    300,000.000
Against                                                       0.00
Abstain                                                       0.00
Broker Non-votes                                              0.00

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                    300,000.000
Against                                                       0.00
Abstain                                                       0.00

ITEM 5. To change the investment policy relating to investment in common stocks and other types of securities from fundamental to non-fundamental. (Item 5 is not applicable for MFS Institutional Large Cap Value Fund.)

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                    300,000.000
Against                                                       0.00
Abstain                                                       0.00

ITEM 6. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending June 30, 2002.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                    300,000.000
Against                                                       0.00
Abstain                                                       0.00

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2001

Stocks - 95.5%
-------------------------------------------------------------------------------
ISSUER                                                SHARES              VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 92.0%
  Aerospace - 0.9%
    Northrop Grumman Corp.                             2,900       $    292,349
    Northrop Grumman Corp., PFD                        2,600            289,640
                                                                   ------------
                                                                   $    581,989
-------------------------------------------------------------------------------
  Automotive - 1.0%
    Delphi Automotive Systems Corp.                   44,620       $    609,509
-------------------------------------------------------------------------------
  Banks & Credit Cos. - 5.6%
    Bank America Corp.                                15,990       $  1,006,570
    FleetBoston Financial Corp.                       42,530          1,552,345
    PNC Financial Services Group Co.                  10,700            601,340
    SouthTrust Corp.                                  16,580            409,029
                                                                   ------------
                                                                   $  3,569,284
-------------------------------------------------------------------------------
    Biotechnology - 2.5%
      Abbott Laboratories, Inc.                       18,020       $  1,004,615
      Guidant Corp.*                                  11,800            587,640
                                                                   ------------
                                                                   $  1,592,255
-------------------------------------------------------------------------------
  Business Machines - 1.7%
    International Business Machines Corp.              9,060       $  1,095,898
-------------------------------------------------------------------------------
  Chemicals - 1.1%
    PPG Industries, Inc.                              13,200       $    682,704
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.7%
    Texas Instruments, Inc.                           16,100       $    450,800
-------------------------------------------------------------------------------
  Computer Services - 0.6%
    Sun Microsystems, Inc.*                           32,300       $    397,290
-------------------------------------------------------------------------------
  Computer Software - Services - 0.2%
    Oracle Corp.*                                      9,100       $    125,671
-------------------------------------------------------------------------------
  Consumer Goods & Services - 3.8%
    Gillette Co.                                      23,320       $    778,888
    Philip Morris Cos., Inc.                          15,460            708,841
    Procter & Gamble Co.                              12,100            957,473
                                                                   ------------
                                                                   $  2,445,202
-------------------------------------------------------------------------------
  Container, Forest & Paper Products - 2.2%
    International Paper Co.                           19,500       $    786,825
    Kimberly-Clark Corp.                              10,300            615,940
                                                                   ------------
                                                                   $  1,402,765
-------------------------------------------------------------------------------
  Electric & Gas Utility Revenue - 0.5%
    Txu Corporation                                    5,670       $    293,366
-------------------------------------------------------------------------------
  Energy - 0.5%
    FirstEnergy Corp.                                  8,300       $    290,334
-------------------------------------------------------------------------------
  Entertainment - 3.7%
    Viacom, Inc., "B"*                                43,550       $  1,922,733
    Walt Disney Co.                                   20,160            417,715
                                                                   ------------
                                                                   $  2,340,448
-------------------------------------------------------------------------------
  Financial Institutions - 10.2%
    American Express Co.                              13,600       $    485,384
    Citigroup, Inc.                                   58,120          2,933,898
    Fannie Mae                                         6,150            488,925
    Freddie Mac                                        7,510            491,154
    Mellon Financial Corp.                            20,700            778,734
    Merrill Lynch & Co., Inc.                         13,320            694,238
    Morgan Stanley Dean Witter & Co.                  11,220            627,647
                                                                   ------------
                                                                   $  6,499,980
-------------------------------------------------------------------------------
  Food & Beverage Products - 3.5%
    Archer-Daniels-Midland Co.                        38,902       $    558,244
    Kellogg Co.                                       23,400            704,340
    PepsiCo, Inc.                                     12,734            620,018
    Smucker (J. M.) Co.                                9,100            321,958
                                                                   ------------
                                                                   $  2,204,560
-------------------------------------------------------------------------------
  Gas - 2.1%
    Air Products & Chemicals, Inc.                    15,810       $    741,647
    Praxair, Inc.                                     11,200            618,800
                                                                   ------------
                                                                   $  1,360,447
-------------------------------------------------------------------------------
  Healthcare - 0.3%
    HCA Inc.                                           4,730       $    182,294
-------------------------------------------------------------------------------
  Industrial - 0.6%
    Rockwell International Corp.                      21,400       $    382,204
-------------------------------------------------------------------------------
  Insurance - 5.5%
    Allstate Corp.                                    25,680       $    865,416
    Chubb Corp.                                        7,100            489,900
    Hartford Financial Services Group, Inc.            9,020            566,727
    Jefferson Pilot Corp.                             16,890            781,500
    MetLife, Inc.                                     13,000            411,840
    Safeco Corp.                                       4,450            138,617
    The St. Paul Cos., Inc.                            5,700            250,629
                                                                   ------------
                                                                   $  3,504,629
-------------------------------------------------------------------------------
  Machinery - 2.7%
    Caterpillar, Inc.                                  3,890       $    203,252
    Deere & Co.                                       34,600          1,510,636
                                                                   ------------
                                                                   $  1,713,888
-------------------------------------------------------------------------------
  Manufacturing - 1.8%
    Danaher Corp.                                     12,200       $    735,782
    Pall Corp.                                        17,300            416,238
                                                                   ------------
                                                                   $  1,152,020
-------------------------------------------------------------------------------
  Medical & Health Products - 2.7%
    American Home Products Corp.                      10,080       $    618,509
    Merck & Co., Inc.                                  9,900            582,120
    Pfizer, Inc.                                      12,700            506,095
                                                                   ------------
                                                                   $  1,706,724
-------------------------------------------------------------------------------
  Metals & Minerals - 2.2%
    Alcoa, Inc.                                       39,730       $  1,412,402
-------------------------------------------------------------------------------
  Mining - 1.4%
    Minnesota Mining & Manufacturing Co.               7,400       $    874,754
-------------------------------------------------------------------------------
  Oil Services - 1.9%
    Noble Drilling Corp.*                              4,870       $    165,775
    Schlumberger Ltd.                                 18,750          1,030,312
                                                                   ------------
                                                                   $  1,196,087
-------------------------------------------------------------------------------
  Oils - 8.0%
    Anadarko Petroleum Corp.                          12,600       $    716,310
    Apache Corp.                                      13,145            655,673
    Devon Energy Corp.                                15,090            583,228
    ExxonMobil Corp.                                  58,600          2,302,980
    Unocal Corp.                                      23,170            835,742
                                                                   ------------
                                                                   $  5,093,933
-------------------------------------------------------------------------------
  Printing & Publishing - 2.0%
    Gannett Co., Inc.                                 12,490       $    839,703
    Tribune Co.                                       11,100            415,473
                                                                   ------------
                                                                   $  1,255,176
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.6%
    Equity Office Properties Trust                     9,580       $    288,166
    Equity Residential Properties Trust               24,660            707,989
                                                                   ------------
                                                                   $    996,155
-------------------------------------------------------------------------------
  Retail - 2.5%
    Sears, Roebuck & Co.                              33,400       $  1,591,176
-------------------------------------------------------------------------------
  Technology - 0.5%
    Agilent Technologies, Inc.*                       11,000       $    313,610
-------------------------------------------------------------------------------
  Telecommunications - 7.2%
    AT&T Corp.                                        50,250       $    911,535
    BellSouth Corp.                                   15,800            602,770
    Cox Communications, Inc.*                         13,280            556,565
    Sprint Corp.                                      76,990          1,545,959
    Verizon Communications                            19,810            940,183
                                                                   ------------
                                                                   $  4,557,012
-------------------------------------------------------------------------------
  Telecommunications & Cable - 1.2%
    Comcast Corp., "A"*                               21,460       $    772,560
-------------------------------------------------------------------------------
  Telecom - Wireless - 2.4%
    Analog Devices, Inc.*                              7,900       $    350,681
    AT&T Wireless Services, Inc.*                     44,052            633,027
    Motorola Incorporated                             11,500            537,510
                                                                   ------------
                                                                   $  1,521,218
-------------------------------------------------------------------------------
  Utilities - Electric - 3.8%
    Dominion Resources, Inc.                          10,400       $    625,040
    FPL Group, Inc.                                    3,330            187,812
    NiSource, Inc.                                    12,080            278,565
    NSTAR Co.                                         17,710            794,293
    Pinnacle West Capital Corp.                       12,120            507,222
                                                                   ------------
                                                                   $  2,392,932
-------------------------------------------------------------------------------
  Utilities - Gas - 2.9%
    AGL Resources, Inc.                                7,940       $    182,779
    National Fuel Gas Co.                             31,900            787,930
    NICOR, Inc.                                       13,120            546,317
    WGL Holdings, Inc.                                10,580            307,560
                                                                   ------------
                                                                   $  1,824,586
-------------------------------------------------------------------------------
Total U.S. Stocks                                                  $ 58,385,862
-------------------------------------------------------------------------------
Foreign Stocks - 3.5%
  Canada - 0.3%
    Canadian National Railway Co. (Railroad)           4,377       $    211,322
-------------------------------------------------------------------------------
  Netherlands - 1.3%
    Akzo Nobel N.V. (Chemicals)                       18,650       $    836,452
    Royal Dutch Petroleum Co., ADR (Oils)                 50              2,451
                                                                   ------------
                                                                   $    838,903
-------------------------------------------------------------------------------
  Switzerland - 1.9%
    Novartis AG, ADR (Pharmaceuticals) (Medical and
      Health Products)                                13,740       $    501,510
    Syngenta AG* (Chemicals)                          64,460            683,276
                                                                   ------------
                                                                   $  1,184,786
-------------------------------------------------------------------------------
Total Foreign Stocks                                                  2,235,011
-------------------------------------------------------------------------------

Total Stocks (Identified Cost, $59,112,983)                         $60,620,873
-------------------------------------------------------------------------------

Short-Term Obligations - 1.3%
-------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/02      $     41       $     40,998
    Edison Asset Securitization LLC, due 1/02/02         511            510,974
    General Electric Capital Corp., due 1/02/02           62             61,997
    UBS Finance, Inc., due 1/02/02                       232            231,988
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                         845,957
-------------------------------------------------------------------------------

Repurchase Agreement - 0.2%
-------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/01, due 1/02/02,
      total to be received $112,006 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                       $    112       $    112,000
-------------------------------------------------------------------------------

Total Investments (Identified Cost, $60,070,940)                   $ 61,578,830

Other Assets, Less Liabilities - 3.0%                                 1,921,669
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $ 63,500,499
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
DECEMBER 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $60,070,940)              $61,578,830
  Cash                                                                      776
  Receivable for investments sold                                       463,609
  Receivable for fund shares sold                                     2,017,702
  Interest and dividends receivable                                      92,168
                                                                    -----------
      Total assets                                                  $64,153,085
                                                                    -----------
Liabilities:
  Payable for investments purchased                                 $   649,785
  Payable to affiliate for management fee                                 2,801
                                                                    -----------
      Total liabilities                                             $   652,586
                                                                    -----------
Net assets                                                          $63,500,499
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $63,089,077
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                   1,507,884
  Accumulated distributions in excess of net realized loss on
    investments and foreign currency transactions                    (1,095,888)
  Accumulated undistributed net investment income                          (574)
                                                                    -----------
      Total                                                         $63,500,499
                                                                    ===========
Shares of beneficial interest outstanding                            6,612,986
                                                                     =========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $ 9.60
                                                                       ======
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $   408,428
    Interest                                                             46,464
    Foreign taxes withheld                                               (1,748)
                                                                    -----------
      Total investment income                                       $   453,144
                                                                    -----------
  Expenses -
    Management fee                                                  $   126,359
    Trustees' compensation                                                1,100
    Shareholder servicing agent fee                                       1,583
    Administrative fee                                                      461
    Custodian fee                                                         5,028
    Printing                                                              5,381
    Auditing fees                                                         7,500
    Legal fees                                                            3,315
    Registration fee                                                     13,766
    Miscellaneous                                                           791
                                                                    -----------
      Total expenses                                                $   165,284
    Fees paid indirectly                                                 (1,173)
    Reduction of expenses by investment adviser                         (48,062)
                                                                    -----------
      Net expenses                                                  $   116,049
                                                                    -----------
        Net investment income                                       $   337,095
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $(1,086,597)
    Foreign currency transactions                                            (3)
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(1,086,600)
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $ 1,597,100
    Translation of assets and liabilities in foreign currencies              (6)
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $ 1,597,094
                                                                    -----------
        Net realized and unrealized gain on investments and
         foreign currency                                           $   510,494
                                                                    -----------
          Increase in net assets from operations                    $   847,589
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2001          PERIOD ENDED
                                                                   (UNAUDITED)        JUNE 30, 2001*
----------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                          $    337,095           $      9,802
  Net realized loss on investments and foreign
    currency transactions                                          (1,086,600)                (9,288)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            1,597,094                (89,210)
                                                                 ------------           ------------
      Increase (decrease) in net assets from operations          $    847,589           $    (88,696)
                                                                 ------------           ------------
Distributions declared to shareholders -
  From net investment income                                     $   (347,471)          $       --
                                                                 ------------           ------------
Net increase in net assets from fund share transactions          $ 50,982,630           $ 12,106,447
                                                                 ------------           ------------
      Total increase in net assets                               $ 51,482,748           $ 12,017,751
Net assets:
  At beginning of period                                         $ 12,017,751           $       --
                                                                 ------------           ------------
  At end of period (including accumulated distributions in
    excess of net investment income and accumulated
    undistributed net investment income of $574 and $9,802,
    respectively)                                                $ 63,500,499           $ 12,017,751
                                                                 ============           ============

* For the period from the commencement of the fund's investment operations, May 1, 2001 through
  June 30, 2001.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS ENDED        PERIOD ENDED
                                                                DECEMBER 31, 2001      JUNE 30, 2001*
                                                                      (UNAUDITED)
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $ 9.91              $10.00
                                                                           ------              ------
Income from investment operations# -
  Net investment income(S)                                                 $ 0.08              $ 0.02
  Net realized and unrealized loss on investments and foreign
    currency                                                                (0.34)              (0.11)
                                                                           ------              ------
      Total from investment operations                                     $(0.26)             $(0.09)
                                                                           ------              ------
                                                                                               $
Less distributions declared to shareholders - from net investment
  income                                                                   $(0.05)             $ --
                                                                           ------              ------
Net asset value - end of period                                            $ 9.60              $ 9.91
                                                                           ======              ======
Total return                                                                (2.58)%++           (0.90)%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                                               0.56%+              0.55%+
    Net investment income                                                    1.60%+              1.73%+
Portfolio turnover                                                             26%                 11%
Net assets at end of period (000 Omitted)                                 $63,500             $12,018

(S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If the fee had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                                         $ 0.07              $(0.03)
      Ratios (to average net assets):
        Expenses##                                                           0.78%+              4.88%+
        Net investment income                                                1.38%+              2.60%+
 * For the period from the commencement of the fund's investment operations, May 1, 2001, through
   June 30, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1)  Business and Organization
MFS Institutional Large Cap Value Fund (the fund) is a non-diversified series of MFS Series Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purchase of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At June 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $4,761 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2009.

As of June 30, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                  Undistributed ordinary income    $  9,802
                  Capital loss carryforward          (4,761)
                  Unrealized loss                   (93,737)

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive apportion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the six months ended December 31, 2001 were 0.55% of average daily net assets on an annualized basis.

The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $64,856,350 and $9,779,182, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $60,075,467
                                                               -----------
Gross unrealized appreciation                                  $ 2,674,235
Gross unrealized depreciation                                   (1,170,872)
                                                                ----------
  Net unrealized appreciation                                  $ 1,503,363
                                                               ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                   SIX MONTHS ENDED DECEMBER 31, 2001        PERIOD ENDED JUNE 30, 2001*
                                             SHARES             AMOUNT          SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               5,368,462       $50,676,420        1,212,656       $12,106,447
Shares issued to shareholders in
  reinvestment of distributions              34,215           328,460            --               --
Shares reacquired                            (2,347)          (22,250)           --               --
                                         ----------       -----------       ----------       -----------
    Net increase                          5,400,330       $50,982,630        1,212,656       $12,106,447
                                         ==========       ===========       ==========       ===========

------------
* For the period from the commencement of the fund's investment operations, May 1, 2001, through
  June 30, 2001.

(6) Line of Credit

The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended December 31, 2001, was $286. The fund had no borrowings during the period.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                           ILV-3 2/02 400